EXHIBIT 10.58
                      EXHIBIT E - FORM OF CONVERTIBLE NOTE




THIS NOTE AND THE LIMITED PARTNERSHIP UNITS THAT MAY BE RECEIVED UPON CONVERSION OF THIS NOTE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER ANY STATE SECURITIES LAWS (THE "STATE ACTS") AND CANNOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION FROM
REGISTRATION  UNDER  THE  ACT,  THE  STATE  ACTS  AND  REGULATIONS   PROMULGATED
THEREUNDER.

                          MOBILE SATELLITE VENTURES LP

No. ___                                                         U.S.$___________

               Convertible Note at 10% Interest (calculated and compounded semi-annually) Maturity Date: [date which is five years after the First Closing], or earlier as determined herein

FOR VALUE RECEIVED, Mobile Satellite Ventures LP, a Delaware limited partnership (the "Issuer"), hereby acknowledges itself indebted and promises to pay to ________________, or its permitted assigns (the "Noteholder"), the principal amount of ______________ UNITED STATES DOLLARS (U.S.$_____________), on the Maturity Date (as hereinafter defined in Schedule A), at the head office of the Noteholder or at such other place as directed in writing by the Noteholder. In addition, the Issuer agrees to pay interest (computed on the basis of a year of 365 or 366 days, as the case may be), in like money on the outstanding principal amount from the date hereof until the Maturity Date, or until such later date as all obligations hereunder have been paid in full, or earlier as otherwise provided herein, at the rate of TEN PERCENT (10%) per annum, calculated and compounded semi-annually and payable in arrears on the Maturity Date, or earlier as otherwise provided herein, and should the Issuer at any time make default in the payment of any principal or interest on this Convertible Note, to pay interest on the amount in default at the same rate, in like money, all in accordance with the terms and conditions set out in Schedule A. If at any time, the payment of the principal of or interest on this Convertible Note is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, or reorganization of the Issuer or otherwise, the Issuer's obligations under this Convertible Note shall be reinstated at such time as though such payment had been due but not made at such time.

This Convertible Note is one of the "Convertible Notes" as defined in the Investment Agreement (as defined in Schedule A hereto), and is subject to the terms and conditions of the Investment Agreement and the Ancillary Agreements (as defined in the Investment Agreement).

The Terms and Conditions set out on Schedule A attached hereto are hereby incorporated by reference into this Convertible Note and constitute an integral part hereof. THIS CONVERTIBLE NOTE IS SUBORDINATED TO OTHER DEBT OF THE ISSUER AS SET FORTH IN SECTION 2 OF SCHEDULE A.

IN WITNESS WHEREOF, the Issuer has caused this Convertible Note to be executed on its behalf by the signatures of its officers duly authorized in that regard.

Issued as of _______ __, 2001             MOBILE SATELLITE VENTURES LP

                                          By: Mobile Satellite Ventures GP Inc.,
                                                 its general partner

                                          By:________________________________
                                          Name:
                                          Title:

                                   SCHEDULE A
                        TERMS AND CONDITIONS OF THE NOTE

1. Terms not otherwise defined herein shall have their respective meanings set forth in the Investment Agreement or, if not defined therein, in the Newco LP Agreement. In this Convertible Note, the following capitalized terms shall have the meanings set out below:

(a) "Affiliate" means with respect to a specified Person, any Person that directly or indirectly controls, is controlled by, or is under common control with, the specified Person. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise;

(b) "Business Day" means any day on which banks are open for business in the place where this Convertible Note is scheduled for payment;

(c) "Canadian Licenses" means the licenses issued by Industry Canada to TMI and which were transferred to Mobile Satellite Ventures (Canada) Inc. pursuant to the TMI Asset Sale Agreements (as defined in the Investment Agreement);

(d) "Capital Lease Obligations" means all monetary obligations of a Person under any leasing or similar arrangement which, in accordance with GAAP, is required to be classified as a capital lease;

(e) "Cash Equivalents" means: (i) securities issued or fully guaranteed or insured by the United States Government or any agency thereof and backed by the full faith and credit of the United States having maturities of not more than twelve months from the date of acquisition; (ii) certificates of deposit, time deposits, Eurodollar time deposits, or banker's acceptances having in each case a tenor of not more than six months, issued by any U.S. commercial bank having combined capital and surplus of not less than $500,000,000 whose short term securities are rated both A-1 or higher by Standard & Poor's Corporation and P-1 or higher by Moody's Investors Services, Inc.; (iii) commercial paper of an issuer rated either at least A-1 by Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc. and/or P-1 by Moody's Investors Service Inc. and in either case having a tenor of not more than three months; (iv repurchase agreements fully collateralized by securities issued by U.S. government agencies; and (v) money market mutual funds invested in the instruments permitted by clauses (i), (ii), (iii) and (iv) above;

(f) "Class A Preferred Units" shall have the meaning given such term in the Newco LP Agreement;

(g) "Contingent Obligation" means, as applied to any Person, any direct or indirect liability of that Person with respect to any Debt, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including, without limitation, any obligation of that Person, whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof, or (e) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of any Debt. For purposes of this definition, the amount of any Contingent Obligation shall be deemed to be an amount equal to the maximum reasonably anticipated liability in respect thereof;

(h) "Conversion Amount" means, the portion of the principal amount of this Convertible Note elected by the Noteholder to be converted, which amount may be all or any portion of the remaining principal amount of this Convertible Note;

(i) "Conversion Date" means the date specified in the Notice of Conversion, or if no date is specified therein, the next Business Day following the date that the Notice of Conversion is received by the Issuer (unless a filing under the HSR Act was made in connection with such conversion, in which case the conversion shall be deemed effective on the Business Day immediately following the expiration or termination of the applicable waiting period under the HSR Act); provided, however, that the Conversion Date shall be no sooner than one (1) Business Day after the date of delivery (by facsimile or otherwise) of the Notice of Conversion and any Notice of Conversion delivered to the Issuer on a day which is not a Business Day shall be deemed delivered as of the next following Business Day;

(j) "Conversion Price" means U.S.$6.4465405156, subject to adjustment in accordance with Section 14;

(k) "Convertible Note" means this Convertible Note and "Convertible Notes" mean, collectively, this Convertible Note and the other Convertible Notes of like tenor all issued on the same date totalling $55,000,000 in original principal amount;

(l) "Debt" means: (i) all indebtedness of the Issuer and its Subsidiaries for borrowed money, including borrowings of commodities, bankers' acceptances, letters of credit or letters of guarantee; (ii) all indebtedness of the Issuer and its Subsidiaries for the deferred purchase price of property or services other than for goods and services purchased in the ordinary course of business and paid for in accordance with customary practice and not represented by a note, bond, debenture or other evidence of indebtedness; (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by the Issuer and its Subsidiaries (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (iv) all current liabilities of the Issuer and its Subsidiaries represented by a note, bond, debenture or other evidence of indebtedness; (v) all obligations under leases which have been or should be, in accordance with U.S. GAAP, recorded as capital leases in respect of which the Issuer and its Subsidiaries are liable as lessee; and (vi) all indebtedness of the kinds referred to in (i) through (v) above which is directly or indirectly guaranteed by the Issuer and its Subsidiaries or which the Issuer and its Subsidiaries have agreed (contingently or otherwise) to purchase or otherwise acquire, or in respect of which the Issuer and its Subsidiaries have otherwise assured a creditor or other Person against loss;

(m) "Existing System Equipment Financing" means Debt, up to a maximum principal amount of U.S.$4,000,000, incurred by the Issuer for the purpose of enabling the Issuer to acquire hardware or software, to replace or upgrade hardware and software owned by the Issuer as at the date of this Note but only to the extent that the proceeds of such Debt are applied to acquire such hardware or software;

(n)            "Event of Default" means any one or more of the following events:

               (i) if the Issuer defaults in payment of the principal of, and/or interest on, this Convertible Note when the same becomes due, and continuance of such failure for five (5) Business Days after the date on which such principal or interest is due;

               (ii) if  a  decree,   judgement   or  order  by  a  court  having
                    jurisdiction shall have been entered adjudging the Issuer a bankrupt or insolvent, or approving as properly filed a petition seeking liquidation or reorganization of the Issuer under any applicable bankruptcy, reorganization or similar law, and such decree, judgement or order shall have continued undismissed, undischarged or unstayed for a period of 60 calendar days;

               (iii)if the Issuer shall institute  proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under any applicable bankruptcy, liquidation or reorganization or similar law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of its property or of any substantial part thereof, or shall make an assignment for the benefit of creditors or a proposal under any applicable bankruptcy or other law, or shall admit in writing its inability to pay its debts generally as they become due;

               (iv) if there  occurs a default in the payment of any  principal, premium, interest or other amount due on (or for) any Debt (other than this Convertible Note), satellite insurance, satellite construction costs or in any payment due under any obligation, guarantee or indemnity of the Issuer in an aggregate amount in excess of U.S.$1,000,000 ("Obligations") beyond any period of grace provided with respect thereto, or if any other default occurs in the performance of any other term, condition or covenant contained in any such Obligations or any agreement under which such Obligations are created, the result of which is to cause any holder(s) of such Obligations (or a trustee or agent on behalf of such holder(s)) to accelerate such Obligations, provided that the resulting default under this Convertible Note shall be deemed to be cured or waived if such other defaults are cured or waived;

               (v) if the Issuer shall fail to carry out or observe any other covenant or condition of this Convertible Note or any covenant contained in the Investment Agreement on its part to be observed or performed and after notice in writing has been given to the Issuer by the Noteholder specifying such default and requiring the Issuer to put an end to the same, the Issuer shall fail to remedy or cure such default within a period of 30 calendar days;

               (vi) if any representation,  warranty, certification or statement made by the Issuer (or its predecessor) or Parent (as defined in the Investment Agreement) in the Investment Agreement or any other Ancillary Agreement (as defined in the Investment Agreement) to which the Issuer or Parent is a party or in any certificate, financial statement or other document delivered pursuant to the Investment Agreement shall prove to have been incorrect in any material respect when made (or deemed made); or

               (vii)if the Issuer or any  Subsidiary  of the Issuer or  Canadian
                    License Co. shall have lost ownership of or rights in respect of the FCC Licenses or the Canadian Licenses, except for such losses of ownership or rights that would not cause a Material Adverse Effect on the Issuer and its Subsidiaries taken as a whole.

(o) "FCC Licenses" means the licenses issued by the Federal Communications Commission to MSI and which were transferred to the Issuer or a Subsidiary of the Issuer pursuant to the Amended and Restated Sub Asset Sale Agreement (as defined in the Investment Agreement);

(p) "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such other entity as may be in general use by significant segments of the U.S. accounting profession, which are applicable to the circumstances as of the date of determination;

(q)            "General Partner" means the general partner of the Issuer;

(r) "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing;

(s)            "Investment" means any investment in any Person, whether by means
               of  share  purchase,   capital  contribution,   loan,  Contingent
               Obligation, time deposit or otherwise;

(t) "Investment Agreement" means the Amended and Restated Investment Agreement dated October 12, 2001 among Mobile Satellite Ventures LLC (the predecessor to the Issuer), Motient Corporation, TMI, and the other parties identified therein as "Investors" as in effect on the Issue Date, and without giving effect to any amendment, modification, supplement, or restatement thereto or waiver thereunder except to the extent that the same has been approved in writing by the Lead Note Investor (as defined in the Investment Agreement);

(u)            "Issuer" means Mobile Satellite Ventures LP;

(v)            "Issue Date" means [the date of the First Closing];

(w) "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including, without limitation, those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease Obligation, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the Uniform Commercial Code or any comparable law) and any contingent or other agreement to provide any of the foregoing;

(x) "Limited Partner" and "Limited Partners" shall have the meanings given such term in the Newco LP Agreement;

(y) "Material Adverse Effect" means a material adverse change in, or a material adverse effect upon, any of (1) the operations, business, properties, condition (financial or otherwise) of the Issuer and its Subsidiaries taken as a whole; (2) the ability of the Issuer or any of its Subsidiaries to perform under this Convertible Note, the Investment Agreement, or any of the agreements or instruments executed in connection therewith to which the Issuer or any of its Subsidiaries is a party; or (3) the legality, validity, binding effect or enforceability of this Convertible Note, the Investment Agreement, or any of the agreements or instruments executed in connection therewith to which the Issuer or any of its Subsidiaries is a party;

(z)            "Maturity Date" means the earliest of the following dates:

               (i)  [date which is five years after the First Closing]; and

               (ii) the date,  if any,  on which the  Noteholder  declares  this
                    Convertible  Note due and  payable  pursuant  to  Section  8 below;

(aa)           "MSI" means Motient Services Inc.;

(bb) "MSI Note" means the $15 Million Note of even date herewith made by the Issuer payable to MSI, as in effect on the Issue Date, and without giving effect to any amendment, modification, supplement, or restatement thereto or waiver thereunder except to the extent that the same has been approved in writing by the Lead Note Investor (as defined in the Investment Agreement);

(cc) "Newco GP Agreement" means the Stockholders' Agreement of Mobile Satellite Ventures GP Inc., the general partner of the Issuer, dated as of the date hereof, among the parties specified therein as in effect on the Issue Date, and without giving effect to any amendment, modification, supplement, or restatement thereto or waiver thereunder except to the extent that the same has been approved in writing by the Lead Note Investor (as defined in the Investment Agreement);

(dd) "Newco LP Agreement" means the Limited Partnership Agreement of the Issuer, dated as of the date hereof, among the parties specified therein as in effect on the Issue Date, and without giving effect to any amendment, modification, supplement, or restatement thereto or waiver thereunder except to the extent that the same has been approved in writing by the Lead Note Investor (as defined in the Investment Agreement);

(ee) "Next Generation Financing" means Debt, up to a maximum principal amount of U.S.$5,000,000, incurred by the Issuer for the purpose of enabling the Issuer to: (1) acquire hardware or software; or
               (2) pay for legal, regulatory or consulting costs directly related to the development of the Issuer's next-generation mobile satellite system and its associated terrestrial segment, but only to the extent that the proceeds of such Debt are applied to acquire such hardware or software, or to pay for such legal, regulatory and consulting costs;

(ff) "Notice of Conversion" means the notice of conversion in the form attached hereto;

(gg) "Person" means any individual, corporation, association, partnership (general or limited), joint venture, trust, estate, limited liability company, or other legal entity or organization;

(hh) "Purchase Money Indebtedness" means any Debt incurred or assumed by the Issuer to finance the cost (including the cost of construction) of an item of real or personal property (including the Existing System Equipment Financing and the Next Generation Financing) or the improvement to such property, the aggregate principal amount of which Debt does not exceed the sum of (i) 100% of such cost and (ii) reasonable fees and expenses of the Issuer incurred in connection therewith; provided that such Debt is incurred or assumed within 90 days of the acquisition of, or improvement to, such property;

(ii)           "Reduction Event" means any one or more of the following:

                (i) the sale, disposition,  transfer, assignment or lease of any or all of the assets and/or business of the Issuer other than Permitted Transfers (as defined in Section 12 below);

                (ii)the issuance of Debt (other than  Permitted Debt (as defined in Section 12 below)), where the lesser of:

                    (A) 50% of the total value of the consideration given to the Issuer (or to such other party as the Issuer may direct) as a result of such Debt, after deduction for the direct costs incurred to consummate such Debt; and

                    (B) an amount of cash equal to the total principal and interest on this Note outstanding as at the creation of such Debt. is paid to the Noteholder in cash pursuant to Section 10 below;

               (iii)the issuance of the equity of, or an ownership  interest in, the Issuer, other than issuance of equity (A) at the Second Closing (as defined in the Investment Agreement) pursuant to the Investment Agreement, or (B) as a result of the conversion of the Convertible Notes or (C) where the proceeds of such issuance consist of consideration other than cash;

(jj) "Reduction Event Net Proceeds" means, in relation to any Reduction Event, the total value of the consideration given to the Issuer (or to such other party as the Issuer may direct) for, or as a consequence of, such Reduction Event, after deduction of the direct costs incurred by the Issuer to consummate such Reduction Event;

(kk) "Required Note Majority" means the holders of a majority of the aggregate outstanding principal amounts outstanding under all of the Convertible Notes;

(ll) "Subsidiary" means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person;

(mm)           "TMI" means TMI Communications and Company, Limited Partnership;

(nn) "TMI Note" means the $11.5 Million Note of even date herewith made by the Issuer payable to TMI as in effect on the Issue Date, and without giving effect to any amendment, modification, supplement, or restatement thereto or waiver thereunder; and

(oo)           "Units"  shall have the  meaning  given such term in the Newco LP
               Agreement.

2. This Convertible Note is a direct and unsecured senior obligation of the Issuer. The Noteholder agrees that the Note is subordinated in right of payment to the prior payment in full of the Issuer's Debt under the TMI Note. The provisions of this paragraph may not be modified or amended without the prior consent of TMI for so long as the TMI Note is outstanding. TMI shall be a third-party beneficiary of the immediately preceding sentence for so long as the TMI Note is outstanding.

     The foregoing provisions of this Section 2 are and are intended solely for the purpose of defining the relative rights of the Noteholder on the one hand and the holders of the TMI Note on the other hand. Nothing contained in this Section 2 or elsewhere in this Convertible Note or in the Investment Agreement is intended to or shall (a) impair, as among the Issuer, its creditors other than holders of the TMI Note, and the
     Noteholder, the obligation of the Issuer, which is absolute and unconditional, to pay to the Noteholder the principal of, and interest on this Convertible Note as and when the same shall become due and payable in accordance with its terms; or (b) affect the relative rights against the Issuer of the Noteholder and creditors of the Issuer other than the holders of the TMI Note; or (c) prevent the Noteholder from exercising all remedies otherwise permitted by applicable law upon a default or an Event of Default under this Convertible Note.

     The failure to make a payment on account of principal of, or interest on, this Convertible Note by reason of the first paragraph of this section shall not be construed as preventing the occurrence of a default or an Event of Default hereunder.

3. The principal amounts outstanding under this Convertible Note bear interest (both before and after maturity, default and judgement with interest on overdue interest at the same rate) from the Issue Date at the rate of ten percent (10%) per annum, calculated and compounded semi-annually and payable in arrears on the Maturity Date, or earlier as otherwise provided herein. The principal amounts owing under this Convertible Note will cease to bear interest on the date on which all principal owed on this Convertible Note are fully repaid, unless payment of principal is improperly withheld or refused by the Issuer. Interest shall not accrue on accrued but unpaid interest unless and until such accrued but unpaid interest becomes overdue, in which case such overdue interest shall bear interest at the rate per annum set forth above commencing on the first day that such interest becomes overdue until such overdue interest is paid in full.

4. The principal of this Convertible Note and interest thereon will be payable in United States Dollars, at the option of the Noteholder: (i) at the head office of the Noteholder; (ii) at such other place as directed in writing by the Noteholder; or (iii) by electronic funds transfer to an account maintained by the Noteholder with a bank in the United States.

5. If the date for payment of any amount of principal or interest in respect of this Convertible Note is not, at the place of payment, a Business Day, the Noteholder shall not be entitled to payment of the amount due until the next following Business Day at the place of payment and shall not be entitled to any further interest or payment in respect of such delay.

6. Any monies paid on this Convertible Note shall be applied, firstly, on account of accrued interest, and secondly, on account of principal.

7. Unless previously converted, redeemed or purchased by the Issuer, this Convertible Note will mature at its principal amount then outstanding on the Maturity Date.

8. If an Event of Default other than those in (ii) and (iii) of the definition of Event of Default occurs the Noteholder may, at its option, by notice in writing to the Issuer, declare this Convertible Note to be due and payable, and upon such declaration, unless all Events of Default have been cured by the Issuer prior to receipt by the Issuer of such declaration, all principal of, and interest on, this Convertible Note shall immediately become due and payable. In the case of the occurrence of an Event of Default referred to in clause (ii) or (iii) of the definition of "Event of Default" the principal amount then outstanding of, and the accrued interest on any amounts owing under this Convertible Note, and all other amounts payable by the Issuer hereunder shall become automatically immediately due and payable without presentment, demand, diligence, protest or other formalities of any kind, all of which are hereby expressly waived by the Issuer.

9. The Issuer agrees to pay to Noteholder and reimburse Noteholder for any and all reasonable costs and expenses, including attorney's fees and court costs, if any, incurred by the Noteholder in connection with the enforcement or collection hereof, both before and after the commencement of any action to enforce or collect this Convertible Note, but whether or not any such action is commenced by the Noteholder. The Issuer hereby waives presentment, demand, protest or other notice of any kind, and all defenses and pleas on the grounds of extension of the time of payments or due dates of this Convertible Note, in the enforcement of this Convertible Note, and expressly agrees that this Convertible Note or any payment hereunder may be extended from time to time without in any way affecting the liability of the Issuer hereunder. The rights and remedies of the Noteholder hereunder shall be cumulative and concurrent and may be pursued singularly, successively or together at the sole discretion of the Noteholder, and may be exercised as often as occasion therefor shall occur, and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release of the same or any other right or remedy.

10. Within five Business Days following the occurrence of a Reduction Event, the Issuer shall give written notice thereof to the Noteholder, which notice shall set forth in reasonable detail the terms of the transaction constituting such Reduction Event. After the TMI Note has been paid in full and until such time as this Convertible Note has been repaid in full, the Noteholder may, within 10 days after receipt of the notice of a Reduction Event referred to above, elect that the Issuer pay to the Noteholder, in cash, its pro rata portion of 50% of all Reduction Event Net Proceeds immediately upon receipt by the Issuer of the same. The Noteholder's pro rata portion shall be determined by reference to the principal amount outstanding under this Convertible Note, on the one hand, and the (i) aggregate principal amount outstanding under all of the Convertible Notes (without regard to whether any other holders of the Convertible Notes have elected to have the Issuer pay their respective portions of the Reduction Event Net Proceeds in connection with such Reduction Event) plus (ii) the principal amount outstanding under the MSI Note, on the other hand. If the Noteholder exercises such option, the Noteholder may require the Issuer to direct the person to whom assets or securities are sold in connection with such Reduction Event to pay such monies owed to the Noteholder pursuant this Section 10 directly to the Noteholder.

11. If, for any given Reduction Event, the cash payment to the Noteholder described in Section 10 above does not repay this Convertible Note in full, the Noteholder will have the option, but not the obligation, to exchange the remaining portion of this Convertible Note for a pro-rata portion of the debt or equity instruments, if any, issued by the Issuer as consideration for such Reduction Event. Upon such exchange, the Noteholder shall be entitled to receive accrued and unpaid interest on this Convertible Note through the date of such exchange, which interest shall be payable by the Issuer in cash on the earlier of the Second Closing Date or the Maturity Date. 12. Except for any transaction, agreement, undertaking, activity or other action required in order for the Issuer to perform its obligations specifically set forth in the Investment Agreement or any Ancillary Agreement (as defined in the Investment Agreement) or for the Issuer to exercise any of its rights specifically set forth therein, the Issuer agrees that, for so long as 25% or more of the original aggregate principal amount of the Convertible Notes remain outstanding, without the prior consent of the Required Note Majority:

(a) neither the Issuer nor any Subsidiary of the Issuer shall, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property or assets, whether now owned or hereafter acquired, or offer or agree to do so, other than the following ("Permitted Liens"):

        (i)    any Lien in favor of the Noteholder;

        (ii)   Liens to  secure  Purchase  Money  Indebtedness  permitted  under
               Section 12(g)(i) below, provided that such Liens cover only the assets acquired with such Purchase Money Indebtedness.

        (iii) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are maintained;

        (iv) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which do not secure Debt and are not delinquent or remain payable without penalty;

        (v) Liens (other than any Lien imposed by Employee Retirement Income Security Act of 1974, as amended) on the property of the Issuer incurred, or pledges or deposits required, in connection with workmen's compensation, unemployment insurance and other social security legislation;

        (vi) Liens on the property of the Issuer securing (1) the performance of bids, trade contracts (other than for borrowed money or other
               Debt), leases, statutory obligations, and (2) obligations on surety and appeal bonds, and (3) other obligations of a like nature incurred in the ordinary course of business which do not secure Debt, provided that all such Liens in the aggregate could not cause a Material Adverse Effect;

        (vii) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of the Issuer;

        (viii) Liens on contract rights under subscriber equipment leases sold, pledged or otherwise transferred pursuant to any bona fide financing of such leases; and

        (ix) Liens to secure Debt permitted under Section 12(g)(vii); provided that all such Liens in the aggregate could not cause a Material Adverse Effect.

(b) neither the Issuer nor any Subsidiary of the Issuer shall, directly or indirectly, (i) sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any of its assets, business or property, (including accounts and notes receivable) (with or without recourse), or enter into equipment sale-leaseback transactions or (ii) merge or consolidate with any other Person, or enter into any agreement to do any of the foregoing described in clauses (i) or (ii) except for the following ("Permitted Transfers"):

        (i) sales, transfers, or other dispositions of inventory, or used, worn-out or surplus property, or property of no further use to the Issuer, all in the ordinary course of business;

        (ii) sales, transfers, or other dispositions of equipment in the ordinary course of business to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment or the proceeds of such sale are reasonably promptly applied to the purchase price of such replacement equipment;

        (iii)  sales,   transfers,   or  other  dispositions  of  communications
               services, capacity or equipment pursuant to the customer contracts providing for the sale of communications services, capacity or equipment in the ordinary course of business;

        (iv) sales, transfers, or other dispositions of assets in the ordinary course of business having a fair market value not exceeding $500,000 per item or $1,000,000 in the aggregate in any fiscal year (excluding sales, transfers and dispositions theretofore approved in accordance with the terms hereof in such fiscal year);

        (v) sales, transfers or other dispositions of contract rights under subscriber equipment leases pursuant to any bona fide financing of such leases permitted under Section 12(g) below;

        (vi) non-exclusive licenses of technology and other intangible assets, excluding spectrum licenses;

        (vii) sales of mobile earth terminals and related equipment, and other inventory;

        (viii) sales, transfers, or other dispositions of assets as a result of the combination and integration of the business of MSI and TMI as contemplated by the Operations Plan, including without limitation the sale, transfer or other disposition of: (y) duplicative or unnecessary assets, or (z) assets in connection with the closing of facilities and reductions in workforce; provided that such disposition does not include a disposition of the FCC Licenses or the Canadian Licenses;

        (ix) any wholly-owned Subsidiary of the Issuer may merge, consolidate or combine with or into, or transfer (for no consideration) assets to the Issuer; provided that the Issuer shall be the continuing or surviving corporation; and

        (x) any wholly-owned Subsidiary of the Issuer may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise), to another wholly-owned Subsidiary.

               For certainty, "Permitted Transfers" shall not include: (1) sales, assignments, leases, conveyances, transfers or other dispositions of the Issuer or any of its Subsidiaries outside of the ordinary course of business other than as permitted in paragraphs (viii), (ix) and (x) above; and (2) the sale, assignment, lease, conveyance, transfer or other disposition
               (whether in one or a series of transactions) of all or substantially all of the assets of any of the Issuer or any of its Subsidiaries or Canadian License Co.

(c) neither the Issuer nor any Subsidiary of the Issuer shall, directly or indirectly, make or acquire any Investment in any Person other than the following:

        (i) Investments in Persons which are wholly-owned Subsidiaries of the Issuer (including Newco Sub (as defined in the Investment Agreement)) on the date hereof;

        (ii) Investments in Mobile Satellite Ventures (Canada) Inc. and Mobile Satellite Ventures (Canada) Holdings Inc. as required by the Capacity Lease Agreement, the Rights and Services Agreement or the Canadian Shareholders Agreement (as such terms are defined in the Investment Agreement);

        (iii)  Cash Equivalents; and

        (iv)   any Investment not otherwise  permitted by the foregoing  clauses
               (i), (ii) and (iii) if, immediately after such Investment is made or acquired, the aggregate net book value (or aggregate cost thereof, if greater than book value at the time of determination) of all Investments permitted by this clause (iii) does not exceed $2,000,000.

(d) neither the Issuer nor any Subsidiary of the Issuer shall repay any outstanding Debt to holders of equity securities of the Issuer prior to the Second Closing (as such term is defined in the Investment Agreement), except for repayments under the Convertible Notes, repayments under the TMI Note and repayments under the MSI Note, each in accordance with their respective terms.

(e) other than Investments permitted by Section 12(c)(ii), neither the Issuer nor any Subsidiary of the Issuer shall, directly or indirectly, (i) pay any funds to or for the account of any Affiliate which is not a wholly-owned Subsidiary of the Issuer, (ii) make any investment in any Affiliate which is not a wholly-owned Subsidiary of the Issuer (whether by acquisition of stock or indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any Debt, or otherwise), (iii) lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to any Affiliate which is not a wholly-owned Subsidiary of the Issuer, or (iv) except in the ordinary course of business consistent with past practice, participate in, or effect, any other transaction with any Affiliate which is not a wholly-owned Subsidiary of the Issuer, except in each case on an arm's-length basis on terms at least as favorable to the Issuer as could have been obtained from a third party that was not an Affiliate or as otherwise expressly approved in writing by the Noteholder.

(f) neither the Issuer nor any Subsidiary of the Issuer shall (i) declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any Units of any class of its equity, or (ii) redeem, repurchase or otherwise acquire for value any Units of its equity or any warrants, rights or options to acquire such Units, now or hereafter outstanding except, in either case, as provided in the Convertible Notes or in the Newco LP Agreement.

(g) neither the Issuer nor any Subsidiary of the Issuer shall create, incur, assume, guaranty, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Debt, other than the following (the "Permitted Debt"):

        (i) Purchase Money Indebtedness not to exceed U.S.$9,000,000 at any one time outstanding;

        (ii) accounts payable to trade creditors for goods and services and current operating liabilities (not the result of the borrowing of money) incurred in the ordinary course of the Issuer's business, as the case may be, in accordance with customary terms and paid within the specified time, unless contested in good faith by appropriate proceedings and reserved for in accordance with GAAP;

        (iii)  income taxes payable and deferred taxes;

        (iv)   accrued expenses and deferred income;

        (v) Debt outstanding on the Issue Date that is identified and quantified on Schedule B hereto;

        (vi) Debt incurred to finance in-orbit insurance in an aggregate amount outstanding at any time not to exceed $5,000,000;

        (vii) any other Debt incurred after the date hereof; provided that the aggregate outstanding principal amount of all such Debt shall not at any time exceed $2,000,000 outstanding; and

        (viii) other Debt that satisfies the following five conditions: (1) such Debt is subordinated to this Convertible Note pursuant to a written subordination agreement satisfactory to the Noteholder which provides that no payment shall be made on or in respect of such Debt until the Debt evidenced by this Convertible Note is paid in full in cash, (2) the maturity date of such Debt is a date subsequent to the first anniversary of the Maturity Date,
               (3) such Debt is not mandatorily redeemable pursuant to a sinking fund or otherwise, and does not have a scheduled principal or similar payment due, prior to the first anniversary of the Maturity Date, (4) such Debt is not redeemable at the option of the holder thereof, in whole or in part, upon the happening of an event, passage of time, or otherwise, prior to the first anniversary of the Maturity Date, and (5) such Debt is not convertible into or exercisable or exchangeable for any equity securities, warrants, rights or options to acquire equity securities of the Issuer or any Subsidiary of the Issuer, nor is such Debt issued with any such warrants, rights or options or any agreement to issue such warrants, rights or options of the Issuer or any Subsidiary of the Issuer.

(h) neither the Issuer nor any Subsidiary of the Issuer shall (i) amend, alter, repeal or otherwise modify, or consent to the amendment, alteration, repeal or other modification of, the FCC Licenses or (ii) amend, alter, repeal or otherwise modify, or consent to the amendment, alteration, repeal or other modification of, any agreements relating to the Canadian Licenses, or waive any contractual rights thereto; except in each case, amendments, alterations, repeals, or other modifications or waivers (y) which do not have Material Adverse Effect on the Issuer, or (z) required by any law, rule, regulation or order of any Government Authority.

(i) prior to the Second Closing, the Issuer shall not permit the removal of the General Partner or the appointment of a replacement General Partner.

13. This Convertible Note shall be convertible into Class A Preferred Units of the Issuer as follows:

(a) Subject to the limitations on conversions contained in this Section 13, the Noteholder may, at any time and from time to time until the outstanding principal amount of this Convertible Note is paid in full (and whether or not an Event of Default exists under this Convertible Note), convert (an "Optional Conversion") all or a portion of the principal amount of this Convertible Note (but not, for the avoidance of doubt, any interest, including without limitation any interest which may have been compounded pursuant to Section 3 above) into a number of Class A Preferred Units of the Issuer equal to the number determined by dividing the Conversion Amount by the Conversion Price in effect on the Conversion Date. To convert this Convertible Note, the Noteholder must (a) complete and sign a Notice of Conversion substantially in the form attached hereto, (b) surrender this Convertible Note to the Issuer, (c) furnish appropriate endorsements or transfer documents if required by the Issuer, (d) pay any transfer or similar tax, if required, and (e) execute and deliver documentation required by the Issuer in order for the Noteholder to join and become bound by the terms of the Newco LP Agreement. The outstanding principal amount of this Convertible Note shall be reduced by the portion of the principal amount converted into Class A Preferred Units. The converted principal amount of this Convertible Note shall cease to accrue interest. The accrued but unpaid interest on the converted principal amount of this Convertible Note shall be due and payable on the earlier of (x) the Maturity Date or
     (y) the Second Closing.

(b) Subject to Section 13(g) below, as soon as practicable following the receipt of the deliveries required by Section 13(a), the Issuer shall issue and deliver to the Noteholder (x) that number of Class A Preferred Units issuable upon conversion of the portion of this Convertible Note being converted in the Optional Conversion and (y) a new Convertible Note in the form hereof representing the balance of the principal amount hereof not being converted, if any. Delivery under this Section 13(b) may be made personally or by reputable overnight courier. The person or persons entitled to receive Class A Preferred Units issuable upon such conversion shall be treated for all purposes as the record holder of such Class A Preferred Units at the close of business on the Conversion Date and such Class A Preferred Units shall be issued and outstanding as of such date.

(c) Upon the consummation of the Second Closing (as defined in the Investment Agreement), the entire outstanding principal amount of this Convertible Note (the "Automatic Conversion Amount") shall automatically convert into a number of Class A Preferred Units of the Issuer equal to the number determined by dividing the Automatic Conversion Amount by the Conversion Price in effect on the Second Closing Date (as defined in the Investment Agreement). Upon such conversion against issuance and delivery of such Class A Preferred Units free and clear of any encumbrances (other than those arising pursuant to applicable federal and state securities laws), all payment obligations of the Issuer in respect to the outstanding principal amount of this Convertible Note hereunder shall be deemed satisfied. Upon such conversion of this Convertible Note, the accrued and unpaid interest on this Convertible Note shall immediately become due and payable in cash. Upon receipt of written notice from the Issuer of the occurrence of the Second Closing, the Noteholder shall (i) surrender this Convertible Note to the Issuer, (ii) furnish appropriate endorsements or transfer documents if required by the Issuer, (iii) pay any transfer or similar tax, if required, and (iv) execute and deliver documentation required by the Issuer in order for the Noteholder to join and become bound by the terms of the Newco LP Agreement. Subject to Section 13(g) below, as promptly as practicable after the receipt of the deliveries required by this Section 13(c), the Issuer shall issue and deliver to the Noteholder, that number of Class A Preferred Units issuable upon conversion of this Convertible Note. From and after the Second Closing, the registered owner of this Convertible Note shall cease to have any rights under this Convertible Note except the right to receive payment of the accrued and unpaid interest on this Convertible Note and those other things to which it is entitled pursuant to this Section 13(c), the principal amount of this Convertible Note shall be deemed no longer outstanding and shall be deemed satisfied in full, and this Convertible Note shall not thereafter be transferred (except with the consent of the Issuer) on the books of the Issuer and shall not be deemed outstanding for any purpose whatsoever.

(d) No fractional interest in a Class A Preferred Unit will be issued upon conversion but a cash adjustment will be made for any fractional interest

(e) The Noteholder shall pay any and all taxes (other than transfer taxes) which may be imposed with respect to the issuance and delivery of the Class A Preferred Units upon the conversion of this Convertible Note.

(f) In the case of any dispute with respect to a conversion, the Issuer shall promptly issue such number of Class A Preferred Units as are not disputed in accordance with this Section 13. If such dispute only involves the calculation of the Conversion Price, the Issuer shall submit the disputed calculations to an independent accounting firm of national standing (reasonably acceptable to the Noteholder) within five (5) Business Days of receipt of the Notice of Conversion. The accounting firm shall audit the calculations and notify the Issuer and the Noteholder of the results no later than fifteen (15) Business Days from the date it receives the disputed calculations. The accounting firm's calculation shall be deemed conclusive. As soon as possible thereafter, the Issuer shall then issue the appropriate number of Class A Preferred Units in accordance with this
     Section 13.

(g) Prior to any conversion, the Noteholder and the Issuer shall cooperate in good faith (A) to determine if a filing is required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 or any successor law, and regulations and rules issued pursuant to that Act or any successor law (the "HSR Act") in connection with such conversion, and (B) to make the filing under the HSR Act as promptly as practicable after a determination is made that such a filing is necessary. The Issuer shall take all actions reasonably requested by the Noteholder to cause the early termination of any applicable waiting period under the HSR Act. Notwithstanding anything in this Convertible Note to the contrary, if a determination is made pursuant to this Section 13(g) that a filing under the HSR Act is required, the Issuer shall not be obligated to issue any Class A Preferred Units pursuant to this Section 13 until the date that is two (2) Business Days following the expiration or termination of the applicable waiting period under the HSR Act

14. In order to prevent dilution of the conversion rights granted under Section 13, the Conversion Price shall be subject to adjustment from time to time pursuant to this Section 14. In the event that any adjustment of the Conversion Price as required herein results in a fraction of a cent, such Conversion Price shall be rounded to the nearest .00001. For purposes of determining the adjusted Conversion Price under this Section 14, the following provisions shall be applicable:

(a) If the Issuer shall declare or make any distribution of its assets (including cash) to holders of any Units (except for distributions to pay taxes in accordance with Section 8.2 of the LP Agreement) as a partial liquidating dividend, by way of return of capital or otherwise, then, after the date of record for determining holders of Units entitled to such distribution, but prior to the date of such distribution, the Noteholder shall be entitled to receive the amount of such assets which, if this Convertible Note had been converted into Class A Preferred Units immediately prior to such time, would have been payable to the holder of such Class A Preferred Units on the record date for the determination of partners entitled to such distribution. Notwithstanding anything herein to the contrary, no adjustment in the Conversion Price shall be made under this Section 14(a) to the extent the Noteholder participates in such Noteholder's capacity as a holder of Class A Preferred Units in any such distribution of assets in accordance with this Section 14(a).

(b) If the Issuer at any time subdivides (by any split, dividend, recapitalization, reorganization, reclassification or otherwise) the outstanding Units into a greater number of Units, then, after the date of record for effecting such subdivision, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced. If the Issuer at any time combines (by reverse split, recapitalization, reorganization, reclassification or otherwise) the outstanding Units into a smaller number of Units, then, after the date of record for effecting such combination, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

(c) If the Issuer shall, at any time or from time to time after the Issue Date, issue any Units (other than an issuance of Units as a dividend or in a split of or subdivision in respect of which the adjustment provided for in
     Section 14(b) applies), options to purchase or rights to subscribe for Units, securities by their terms convertible into or exchangeable for Units, or options to purchase or rights to subscribe for such convertible or exchangeable securities without consideration or for consideration per share less than the Conversion Price in effect immediately prior to such issuance, then such Conversion Price shall forthwith be lowered to a price equal to the price obtained by multiplying:

        (i) the Conversion Price in effect immediately prior to the issuance of such Units, options, rights or securities by

        (ii) a fraction of which (x) the denominator shall be the number of Units outstanding on a fully-diluted basis immediately after such issuance and (y) the numerator shall be the sum of (a) the number of Units outstanding on a fully-diluted basis immediately prior to such issuance and (b) the number of additional Units which the aggregate consideration for the number of Units so offered would purchase at the Conversion Price.

     For purposes of this Section 14, "fully diluted basis" shall be determined in accordance with the treasury stock method of computing fully diluted earnings per Unit in accordance with GAAP.

(d) If the Issuer shall, at any time or from time to time after the Issue Date, directly or indirectly, redeem, purchase or otherwise acquire any Units, options to purchase or rights to subscribe for Units, securities by their terms convertible into or exchangeable for Units (other than Convertible Notes which are redeemed according to their terms), or options to purchase or rights to subscribe for such convertible or exchangeable securities, for a consideration per share greater than the Conversion Price (plus, in the case of such options, rights, or securities, the additional consideration required to be paid to the Issuer upon exercise, conversion or exchange) immediately prior to such event, then the Conversion Price shall forthwith be lowered to a price equal to the price obtained by multiplying:

        (i)    the Conversion Price in effect immediately prior to such event by

        (ii) a fraction of which (x) the denominator shall be the Conversion Price immediately prior to such event and (y) the numerator shall be the result of dividing:

               (1) the product of (A) the number of Units outstanding on a fully-diluted basis and (B) the Conversion Price, in each case immediately prior to such event, minus (2) the aggregate consideration paid by the Issuer in such event (plus, in the case of such options, rights, or convertible or exchangeable securities, the aggregate additional consideration to be paid by the Issuer upon exercise, conversion or exchange), by (2) the number of Units outstanding on a fully-diluted basis immediately after such event.

(e) For the purposes of any adjustment of a Conversion Price pursuant to paragraphs (c) and (d) of this Section 14, the following provisions shall be applicable:

        (i) In the case of the issuance of Units for cash in a public offering or private placement, the consideration shall be deemed to be the amount of cash paid therefor before deducting any customary discounts, commissions or placement fees payable by the Issuer to any underwriter or placement agent in connection with the issuance and sale thereof.

        (ii) In the case of the issuance of Units for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the board of directors of the General Partner.

        (iii) In the case of the issuance of options to purchase or rights to subscribe for Units, securities by their terms convertible into or exchangeable for Units, or options to purchase or rights to subscribe for such convertible or exchangeable securities:

               (A) the aggregate maximum number of Units deliverable upon exercise of such options to purchase or rights to subscribe for Units shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subparagraphs (i) and (ii) above), if any, received by the Issuer upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Units covered thereby;

               (B) the aggregate maximum number of Units deliverable upon conversion of or in exchange for any such convertible or exchangeable  securities  or upon  the  exercise  of  options  to
               purchase  or  rights  to  subscribe  for  such   convertible   or
               exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities, options, or rights were issued and for a consideration equal to the consideration received by the Issuer for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Issuer upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in paragraphs (i) and (ii) above);

               (C) on any change in the number of Units deliverable upon exercise of any such options or rights or conversions of or exchanges for such securities, other than a change resulting from the anti-dilution provisions thereof, the applicable Conversion Price shall forthwith be readjusted to such Conversion Price as would have been obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change or options or rights related to such securities not converted prior to such change been made upon the basis of such change; and

               (D) no further adjustment of the Conversion Price adjusted upon the issuance of any such options, rights, convertible securities or exchangeable securities shall be made as a result of the actual issuance of Units on the exercise of any such rights or options or any conversion or exchange of any such securities.

(f) If the Issuer has issued or issues any securities on or after the Issue Date containing provisions protecting the holder or holders thereof against dilution in any manner more favorable to such holder or holders thereof than those set forth in this Section 14, such provisions (or any more favorable portion thereof) shall be deemed to be incorporated herein as if fully set forth herein and, to the extent inconsistent with any provision herein, shall be deemed to be substituted therefor.

(g) Notwithstanding anything contained in this Section 14 to the contrary, no adjustment to the Conversion Price shall be made upon the issuance of any interests (or securities convertible or exercisable into interests) of the Issuer issued (i) pursuant to the Investment Agreement or any of the transactions contemplated thereby, (ii) in connection with the acquisition of the business of another entity, whether by the purchase of equity securities, assets or otherwise, (iii) as part of an initial public offering or other registered underwritten public offering of the Issuer's securities, (iv) under an employee compensation plan approved by the General Partner, and (v) upon conversion or exchange of this Convertible
     Note in accordance with its terms.

(h) In case of any consolidation of the Issuer with, or merger of the Issuer with or into, any other entity, or in case of any sale or conveyance of all or substantially all of the assets of or interests in the Issuer other than in connection with a plan of complete liquidation of the Issuer, then as a condition of such consolidation, merger, sale or conveyance, adequate provision shall be made whereby the Noteholder shall have the right to acquire and receive upon conversion of this Convertible Note in lieu of or in addition to (as the case may be) the Class A Preferred Units immediately theretofore acquirable upon the conversion of this Convertible Note, such shares of capital stock, securities or assets as may be issued or payable with respect to or in exchange for the number of Class A Preferred Units immediately theretofore acquirable and receivable upon conversion of this Convertible Note.

(i) Within 10 Business Days after the occurrence of any event which requires any adjustment of the Conversion Price, the Issuer shall give written notice thereof to the Noteholder. Such notice shall state the Conversion Price resulting from such adjustment and shall set forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by an appropriate officer of the general partner of the Issuer.

(j) No adjustment of the Conversion Price shall be made in an amount of less than 1% of the Conversion Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Conversion Price.

15. This Convertible Note is being executed and delivered in, and shall be governed by and construed in accordance with the laws of, the State of New York, without regard to its principles of conflicts of law that would give effect to the application of the law of another jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the non-exclusive jurisdiction of the courts of the State of New York and of the United States of America, in each case having jurisdiction over the County of New York, for any litigation arising out of or relating to this Convertible Note and the transactions contemplated hereby and thereby (and agrees not to commence any litigation relating thereto except in such courts unless such courts have declined to exercise jurisdiction), and further agrees that service of any process, summons, notice or document by U.S. registered mail to it shall be effective service of process for any litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any litigation arising out of this Convertible Note or the transactions contemplated hereby in the courts of the State of New York or the United States of America, in each case having jurisdiction over the County of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such litigation brought in any such court has been brought in an inconvenient or improper forum.

16. This Convertible Note shall inure to the benefit of and be enforceable by the Noteholder and the Noteholder's successors and permitted assigns, and shall be binding and enforceable against the Issuer and the Issuer's successors and assigns. The Noteholder shall not be permitted to transfer this Convertible Note to any Person except in accordance with the Newo GP Agreement. Any attempted transfer of this Convertible Note in violation of the provisions thereof shall be void and of no effect and shall not be registered on the books of the Issuer. Any permitted transfer of this Convertible Note in accordance with the Newco GP Agreement shall be subject to and conditioned upon such permitted transferee having executed and delivered documentation reasonably required by the Issuer in order for such permitted assign to join and become bound by the terms of the Newco GP Agreement.

17.  Issuer,  by  execution  of  this  Convertible  Note,  and  Noteholder,   by
     acceptance of this Convertible Note, agree that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by or against the Issuer or Noteholder, or any successor or assign of Issuer or Noteholder, on or with respect to this Convertible Note, or which in any way relates, directly or indirectly, to the obligations of Issuer to Noteholder under this Convertible Note, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. ISSUER AND NOTEHOLDER HEREBY EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. Issuer and Noteholder acknowledge and agree that this provision is a specific and material aspect of the agreement between the parties and that the Noteholder would not enter into the transaction contemplated hereby with Issuer if this provision were not part of their agreement.

18. No provision of this Convertible Note may be amended or otherwise modified or waived without the prior written consent of the Noteholder.

                              NOTICE OF CONVERSION

The undersigned hereby irrevocably elects to convert $__________ of the outstanding principal amount of Convertible Note No. __ (the "Convertible Note") plus $________ of the accrued and unpaid interest on such principal amount into Class A Preferred Units of Mobile Satellite Ventures LP (the "Issuer) according to the conditions of the Convertible Note, as of the date written below.

The undersigned represents and warrants to the Issuer that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of this Convertible Note shall be made pursuant to registration of the Units under the Securities Act of 1933, as amended (the "Act"), or pursuant to an exemption from registration under the Act.

In the event of partial exercise, please reissue an appropriate Convertible Note for the principal balance which shall not have been converted.

                           Conversion Date:
                                           -------------------------------------

                                 Signature:
                                           -------------------------------------

                                      Name:
                                           -------------------------------------

                                   Address:
                                           -------------------------------------



ACKNOWLEDGED AND AGREED:

MOBILE SATELLITE VENTURES LP

By:
    -------------------------------------------------
Name:
      -----------------------------------------------
Title:
       ----------------------------------------------

Date:
         --------------------------------------------